                           POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of CCB Financial Corporation and the Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints W. I. Burns, Jr., Ernest C. Roessler and W. Harold Parker, Jr. and each of them, its and his or her true and lawful attorneys, with full power of substitution, to execute, deliver and file in its, his of her name and on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) the Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the offering of shares of Common Stock ($5.00 par value per share) of CCB Financial Corporation, and the related Series A Junior Participating Preferred Stock Purchase Rights to be issued in connection with the acquisition of Salem Trust Bank, all documents in support thereof or supplemental thereto, and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, notices, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; each of CCB Financial Corporation and said Officers and Directors hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as CCB Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid; and each of CCB Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its, his or her signatures as the same may be signed by said attorneys to any of all of such Registration Statement, registration statements, petitions, applications, notices, consents to service of process and other instruments, and any and all documents in support thereof or amendatory or supplemental thereto filed under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, CCB Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                            CCB FINANCIAL CORPORATION

                            By: (Signature of Ernest C. Roessler)

                                          Ernest C. Roessler
                            Vice Chairman, President and Chief Executive Officer



Dated: September 19, 1996


     Signature                                           Capacity                          Date

(Signature of Ernest C. Roessler)      Vice Chairman, President, Chief Executive           September 19, 1996
   Ernest C. Roessler                  Officer and Director (principal executive officer)

(Signature of W. Harold Parker, Jr.    Senior Vice President and Controller                September 19, 1996
    W. Harold Parker, Jr.              (principal financial and accounting officer)



(W. L. Burns, Jr. signature)           Chairman of the Board of Directors                  September 19, 1996
  W. L. Burns, Jr.

(John M. Barnhardt signature)          Director                                            September 19, 1996
  John M. Barnhardt

                                       Director                                            September 19, 1996
  J. Harper Beall, III


(James B. Brame, Jr. signature)        Director                                            September 19, 1996
  James B. Brame, Jr.

                                       Director                                            September 19, 1996
  Timothy B. Burnett

(Edward S. Holmes signature)           Director                                            September 19, 1996
  Edward S. Holmes

(David B. Jordan signature)            Vice Chairman and Director                          September 19, 1996
  David B. Jordan

                                       Director                                            September 19, 1996
  Owen G. Kenan

(Eugene J. McDonald signature)         Director                                            September 19, 1996
  Eugene J. McDonald

                                       Director                                            September 19, 1996
  Bonnie McElveen-Hunter

                                       Director                                            September 19, 1996
  Hamilton W. McKay, Jr., M.D.

  John M. Barnhardt
(John M. Barnhardt signature)          Director                                            September 19, 1996

  George J. McDow

(Eric B. Munson signature)             Director                                            September 19, 1996
  Eric B. Munson

(Miles J. Smith, Jr. signature)        Director                                            September 19, 1996

  Miles J. Smith, Jr.

(Jimmy K. Stegall signature)           Director                                            September 19, 1996
  Jimmy K. Stegall

                                       Director                                            September 19, 1996
  H. Allen Tate

(James L. Williamson signature)        Director                                            September 19, 1996
  James L. Williamson


(Dr. Phail Wynn, Jr. signature)        Director                                            September 19, 1996
  Dr. Phail Wynn, Jr.


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